EXHIBIT 10.27
ABITIBI CONSOLIDATED U.S.
SUPPLEMENTAL EXECUTIVE
RETIREMENT PLAN (SERP)
AS AMENDED AND RESTATED
EFFECTIVE January 1, 2007

ABITIBI-CONSOLIDATED INC.

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Date	Signature
Title:

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Appendix A	List of Participating Subsidiaries or Associated Companies.	A-l

Appendix B	Additional Credited Service or Credited Service Date.	B-l

Appendix C	Executive Employee who held an MSBA and elected to convert his defined benefit entitlement under the prior Abitibi-Price Inc. Registered Pension Plan to a defined contribution entitlement on January 1, 1996	C-l

Appendix D	Formula for calculating the interest rate assumption under Section 2.12 for lump sum benefit payments made after May 6, 2007	D-l

Section 1 – Purpose
1.01	The purpose of this Supplemental Executive Retirement Plan (hereinafter the “SERP”) is to provide special retirement benefits to Executive Employees eligible to become a participant thereunder, in accordance with the terms and provisions of this document. Such special retirement benefits are in addition to those payable from any qualified pension plan of Abitibi Consolidated Sales Corporation or any subsidiary or associated company listed in Appendix A.

1.02	This SERP was established, effective as of January 1, 1999, and as of such date replaced and cancelled the application of the individual supplementary retirement benefits agreement known as Memorandum Supplemental Benefit Agreement (“MSBA”) in the case of an Executive Employee who was a former Abitibi-Price Sales Corporation employee and of the Stone-Consolidated Corporation Senior Management Retirement Plan (SMRP) in the case of an Executive Employee who was a former Stone- Consolidated Corporation employee. For greater certainty, this SERP shall not apply to or otherwise modify supplemental retirement benefits payable or the terms and conditions for payment of such benefits to any former Executive Employee who has retired from or otherwise terminated his employment with the Corporation or its predecessors or their affiliates prior to the effective date of the SERP, nor will it apply to an Executive Employee who, in accordance with Section 3 hereof, has elected to not participate in this SERP. The provisions of this SERP were amended by an Amendment No. One, effective January 1, 2005, to comply with U.S. Internal Revenue Code (I.R.C.) Section 409A. The provisions of this restated SERP document are adopted, effective as of January 1, 2007, to comply with I.R.C. Section 409A as interpreted by the U.S. Treasury Department Regulations thereunder, (most of which were promulgated in 2007). This SERP is intended to be maintained and operated in accordance with I.R.C. Section 409A and the U.S. Treasury Department Regulations thereunder.

1.03	The provisions of this restated SERP are effective as of January 1, 2007, unless stated otherwise herein.

1.04	The name of the Plan shall be the “Abitibi Consolidated U.S. Supplemental Executive Retirement Plan”.

Section 2 — Definitions
In this SERP, the following words and phrases shall have the following meaning, respectively, unless a different meaning is specifically required by the context:
2.01	“Actuarial Equivalent Value” shall mean a value deemed to be equal to another value, as determined on a basis of the SERP provisions in effect on the date such determination is being made. The Actuarial Equivalent Value of a benefit of a Participant under this SERP shall be determined in the same manner and using the same assumptions as those used or that would be used for similar purposes under the Abitibi Consolidated U.S. Retirement Plan (for Salaried and Certain Non-Bargaining Hourly Employees).

For greater certainty, in determining the Actuarial Equivalent Value of a benefit, account shall not be taken of the income tax consequences that would arise to the recipient of the benefit.

2.02	“Additional Voluntary Contribution” shall mean a contribution, other than a required contribution, which may be made by a Participant under a Qualified Pension Plan of the Corporation.

2.03	“Average Pensionable Earnings” shall mean, in respect of a Participant, the sum of:
a)	the average of the Participant’s monthly base salary during the sixty (60) consecutive months within the one hundred and twenty (120) months of continuous employment immediately preceding his retirement or termination of employment during which such base salary was the highest, multiplied by twelve (12); plus

b)	the average of the Participant’s annual bonus earned in the five (5) years, whether consecutive or not, within the ten (10) years of continuous employment immediately preceding his retirement, disability, or termination of employment, during which such annual bonus was the highest. For greater certainty, the term “bonus” shall refer to an award paid under the Corporation’s annual incentive plan as may be adopted from time to time and shall exclude any special bonus not paid under an annual incentive plan, any amount payable under any long-term incentive plan of the Corporation, or any stock option benefit.
2.04	“Basic Pension” shall mean the annual lifetime pension which the Participant would otherwise be entitled to receive from time to time pursuant to any Qualified Pension Plan, in regards to the period of Credited Service recognized for purposes of this SERP or that would be so recognized for purposes of this SERP in absence of the 35 year limit on Credited Service as per Section 2.08, but limited to the period of Credited Service actually recognized in the Qualified Pension Plan. It shall be assumed that such annual pension is payable from the same date as supplementary benefits commence to be paid under this SERP and is calculated on the basis of the following assumptions:
a)	where the Qualified Pension Plan is a defined benefit pension plan:
i)	the annual pension is in the form of a pension payable under the normal form provided for under the Qualified Pension Plan, or if the Participant elects an optional form in accordance with Section 8.03, the annual pension payable under such optional form;

ii)	the Participant has made no Additional Voluntary Contribution; and

iii)	the amount of the Basic Pension shall be determined according to the formula under the Qualified Pension Plan regardless of any reduction in benefits that may be applied, by operation of statute or otherwise, as a result of the funded status of such Qualified Pension Plan on the date of such determination (it being understood that, where the Qualified Pension Plan is a defined benefit pension plan, the foregoing assumption shall also be applicable to the determination of the amount of survivor pension payable to the Spouse under the Qualified Pension Plan following the death of the Participant (or any survivor pension that would have been payable had the benefits under the Qualified Pension Plan not been commuted or paid in the form of a lump sum payment) as referred to in Section 8, and any amount payable under the Qualified Pension Plan to the

Participant’s estate or any designated beneficiary following the death of the Participant (or any amount that would have been payable had the benefits under the Qualified Pension Plan not been commuted or paid in a lump sum payment) as referred to in Section 8; and
b)	where the Qualified Pension Plan is a defined contribution pension plan, an annual pension which is the Actuarial Equivalent, based on the assumptions in Section 2.01 and the form of pension described in paragraph a) of this Section 2.04, of the amount accumulated since January 1, 1999 by the Participant under the Qualified Pension Plan, excluding his Additional Voluntary Contributions, as of the date of his retirement, death or termination of employment with the Corporation; and

c)	where the Qualified Pension Plan is the Abitibi Consolidated U.S. 401(k) Plan for Salaried Employees or any other 401(k) plan maintained by a sponsor listed in Appendix A of this document, an annual pension which is the Actuarial Equivalent, based on the assumptions in Section 2.01 and the form of pension referred to in paragraph a) of this Section 2.04, of the amount that would have accumulated since January 1, 1999 by the Participant under the Qualified Pension Plan, excluding his voluntary contributions, if he had participated in the plan each year so as to receive the maximum contribution from the Corporation, and invested all of his contributions in the Abitibi Consolidated U.S. 401(k) Plan for Salaried Employees American Century Stable Value Fund (or a stable value investment option that replaces this fund), as of the date of his retirement, death or termination of employment with the Corporation; and

d)	in the case of an Executive Employee who is a former Abitibi-Price Inc. employee who held a MSBA and who elected to convert his defined benefit entitlement under Abitibi-Price Inc.’s Registered Pension Plan to a defined contribution entitlement, a list of such Executive Employees being attached hereto as Appendix C, the Basic Pension in respect of such Participant shall be determined as if the Participant had elected not to convert his defined benefit entitlement under Abitibi-Price Inc.’s Registered Pension Plan and such defined benefit entitlement has been determined in accordance with the provisions in effect on January 1, 1996 of the Abitibi-Price Inc.’s Registered Pension Plan and in accordance with the assumptions and the form of pension described in paragraph a) of this Section 2.04; and

e)	in all cases, where a Participant’s entitlement under the Qualified Plan has been divided between the Participant and his Spouse or former Spouse as a result of divorce, separation or annulment of marriage, his Basic Pension shall be determined as if no such division of his entitlement had occurred.
2.05	“Change of Control” shall have the meaning described in Treas. Reg. §1.409A-3(i)(5), i.e., a change in the ownership of the Corporation of more than fifty percent (50%), a change in the effective control of the Corporation of thirty percent (30%) or more, or the sale of a substantial portion of the Corporation’s assets.

2.06	“Continuous Service” shall mean a Participant’s uninterrupted period of employment, with the Corporation or with a predecessor company, deemed to have commenced on the first day of the month coinciding with or immediately following the Participant’s hiring date by the Corporation, or deemed to have commenced on the Participant’s hiring date by such predecessor company, as the case may be; for such purpose a predecessor company shall mean Donohue Industries Inc. or any other company considered to be a predecessor company for such purpose. The continuous service of a Participant shall not be interrupted as a result of any absence due to disability, which was approved by the Corporation, or due to temporary absence other than as a result of disability, which was approved by the Corporation.

For Participants hired on or after January 1, 2002, Continuous Service shall mean a Participant’s uninterrupted period of employment with the Corporation deemed to have commenced on the Participant’s hiring date.

Continuous Service shall be measured in years with proportional allowance for non-completed years.

2.07	“Corporation” means Abitibi-Consolidated Inc. and its affiliated companies, or any subsidiary of the Corporation or associated company, provided however, that any reference in this SERP to action to be taken, consent, approval or opinion to be given, decision to be made or discretion to be exercised by the Corporation shall refer to Abitibi-Consolidated Inc., or its successor, acting through its Board of Directors or any person or persons authorized to act on behalf of the Corporation for the purposes of this SERP, in accordance with the normal practices of the Corporation.

2.08	“Credited Service” shall mean the Participant’s period of Continuous Service, following the Participant’s hiring date by the Corporation. However, with respect to those Executive Employees who were previously employed by Donohue Industries Inc., credited service shall begin on June 1, 1998. For greater certainty, Credited Service shall not include any period of service recognized as credited service under any other nonqualified pension plan sponsored by the Corporation other than this SERP.

Subject to the approval of the Human Resources and Compensation Committee of the Board of Directors of the Corporation, the Corporation may also recognize, for newly hired Executive Employees or any short service Executive Employees, additional service up to a maximum of five (5) years for purposes of calculating the Participant’s Continuous and Credited Service, such additional service being as described in Appendix B hereto, as updated from time to time. Effective from August 23, 2000, such additional service shall be vested with the Participant on a basis established by the Corporation.

Subject to the approval of the Human Resources and Compensation Committee of the Board of Directors of the Corporation, the Corporation may also recognize for Executive Employees who were previously employed by Donohue Industries Inc., additional service as described in Appendix B hereto, such additional service to be vested only on the dates specified in Appendix B.

Credited Service shall be measured in years with proportional allowance for non-completed years. Total years of Credited Service under this SERP and under all other unregistered or nonqualified pension plans sponsored by the Corporation shall not exceed 35.

2.09	“Early Retirement Date” shall mean the first day of the month immediately following the date on which the Participant elects to retire early in accordance with Section 6 hereof, provided he is then at least 55 years of age.

2.10	“Effective Date” shall mean January 1, 1999. The effective date of this restated SERP is January 1, 2007.

2.11	“Executive Employee” shall mean an executive employee considered as such by the Corporation and who is eligible for participation in this SERP in accordance with Section 3 herein.

2.12	“Lump Sum Assumptions” shall mean an interest rate and mortality table used to determine the value of a lump sum distribution under Section 8 or Section 10. The interest rate for a lump sum distribution paid before January 1, 2007 shall be based upon Abitibi-Consolidated Inc.’s (ACI’s) after tax cost of debt derived in accordance with ACI’s administrative policies. ACI’s treasury department will furnish such rate on an annual basis. The interest rate for lump sum distributions paid during the period from January 1, 2007 to May 6, 2007 shall be five and five-tenths percent (5.5%). The interest rate for lump sum distributions paid after May 6, 2007, shall be calculated by ACI’s treasury department in accordance with the formula set forth in Appendix D (which is similar to the way the interest rate for a letter of credit for the Canadian SERP benefit is calculated). This interest rate shall be calculated by ACI, or its successor’s, treasury department on an annual basis. The mortality table will be based on the underlying mortality table used for actuarial equivalent benefit calculation purposes in the Abitibi Consolidated U.S. Retirement Plan for Salaried and Certain Hourly-Paid Non-Bargaining Employees. However, the table used for purposes of this Section 2.12 will be used on a sex distinct basis instead of a blended mortality basis. Effective March 1, 2003, such table is the sex distinct GAR94, projected to 2002, Mortality Table.

2.13	“MSBA” shall mean the Memorandum Supplemental Benefit Agreement, an individual supplementary benefits agreement with an Executive Employee who was a former Abitibi-Price Sales Corporation employee.

2.14	“Normal Retirement Date” shall mean the first day of the month coinciding with or next following the month in which the Participant attains the age of 65 years.

2.15	“Participant” shall mean an Executive Employee who is eligible to participate in this SERP in accordance with Section 3 herein.

2.16	“Qualified Pension Plan” means any one or more pension plans sponsored by the Corporation from time to time and qualified under Section 401 (a) of the U. S. Internal Revenue Code. When used in respect of a Participant, this expression shall refer to the one or more Qualified Pension Plans under which such Participant is entitled to receive benefits following his termination of employment, death or retirement from the Corporation with regards to the period of Credited Service which is recognized for purposes of this SERP.

2.17	“SERP” shall mean the Supplemental Executive Retirement Plan for Executive Employees of Abitibi Consolidated Sales Corporation, as described in this document and as it may be amended from time to time.

2.18	“SMRP” shall mean Stone-Consolidated Corporation Senior Management Retirement Plan, an individual supplementary benefits agreement of Stone-Consolidated Corporation with an Executive Employee who was a former Stone-Consolidated Corporation employee.

2.19	“Spouse” shall mean the person who satisfies the definition of spouse as defined under the Qualified Pension Plan of which the Participant is a member at the time the spousal status needs to be determined, or would have been a member had his benefits not been commuted or paid in a lump sum.

Spousal status shall be determined on the day proceeding the date of death of the Participant or on the day when the Participant commences receiving his supplementary retirement allowance, whichever occurs first.

For the purpose of this SERP, unless the context indicates otherwise, references to the masculine include the feminine and vice versa and references to the singular include the plural and vice versa.

Section 3 — Eligibility
3.01	An Executive Employee who is in the service of the Corporation on the Effective Date shall be eligible to become a Participant of this SERP as of the Effective Date subject to the following conditions:
a)	An Executive Employee who was a former Abitibi-Price Sales Corporation employee and who was party to an MSBA providing for supplementary retirement benefits may elect to become a Participant under this SERP as of the Effective Date. Upon such election, he shall cease to accrue benefits under such individual agreement and shall no longer be entitled to any benefits thereunder. If he elects not to participate in this SERP, he shall forever forfeit his entitlement to participate hereunder and will continue to accrue and be entitled to supplementary pension benefits in accordance with the terms and provisions of his MSBA.

b)	An Executive Employee who is a former Stone-Consolidated Corporation employee and who participated in an SMRP may elect to become a Participant under this SERP as of the Effective Date. Upon such election, he shall cease to accrue benefits under the SMRP and shall no longer be entitled to benefits thereunder and shall become a Participant in this SERP as of the Effective Date. If he elects to not become a Participant in this SERP, he will forever forfeit his entitlement to participate hereunder and will continue to accrue and be entitled to supplementary pension benefits in accordance with the terms and provisions of the SMRP.

c)	In the case of an Executive Employee who was in the service of Abitibi Consolidated Sales Corporation or any subsidiary or associated company listed in Appendix A as of the Effective Date but was not party to an MSBA with Abitibi- Price Sales Corporation providing for supplementary pensions or did not participate in an SMRP, or in the case of an employee of Abitibi Consolidated Sales Corporation or any subsidiary or associated company listed in Appendix A who becomes classified as an Executive Employee after the Effective Date, such Executive Employee shall become eligible to participate under this SERP upon:

i)	completion of at least two years in a senior position of the Corporation and demonstration of superior performance; and

ii)	designation in writing by the Chief Executive Officer of the Corporation.

Participation shall commence as of the date determined in such designation. At the discretion of the Chief Executive Officer of the Corporation, the two-year requirement in part i) above may be waived.
d)	Executive Employees who are employed for a temporary period to complete functions relating to the merger of Abitibi-Price Sales Corporation and/or Stone-Consolidated Corporation shall not be eligible to participate in this SERP, unless provided otherwise in a severance compensation agreement with the Corporation.
3.02	The election referred to in Section 3.01 a) or 3.01 b) above shall be made at such time and in such form as determined by the Corporation.

3.03	An Executive Employee who has become a Participant under this SERP in accordance with this Section 3 shall remain a Participant as long as he continues to be entitled to receive benefits hereunder.

3.04	In the event that a Participant remains an employee of the Corporation but ceases to be classified as an Executive Employee, and unless he is otherwise designated by the Corporation as eligible to continue to accrue Credited Service under this SERP, the benefits otherwise payable to or in respect of such Participant under this SERP shall be payable as of the Participant’s retirement, death or termination of employment, as the case may be, but shall be based on such Participant’s Credited Service and Average Pensionable Earnings up to the date he ceases to be classified as an Executive Employee or as of such later date specified by the Corporation.

Section 4 — Contributions
4.01	No contribution shall be required from a Participant in respect of benefits payable under this SERP.

4.02	The Corporation shall pay the full cost of the benefits provided under the SERP.

Section 5 — Normal Retirement and Postponed Retirement Benefits
5.01	A Participant who retires on his Normal Retirement Date shall be entitled to receive an annual supplementary retirement allowance payable in equal monthly installments and commencing on his Normal Retirement Date in an amount equal to the excess, if any, of a) over b) below:
a)	2% of his Average Pensionable Earnings multiplied by his number of years of Credited Service;

b)	his Basic Pension from the Qualified Pension Plan, or where such Basic Pension has been commuted, the Basic Pension he would have received if such commutation had not taken place.
5.02	In the event a Participant remains in the employ of the Corporation after his Normal Retirement Date, he shall be entitled to receive an annual supplementary retirement allowance, payable in equal monthly installments and commencing on the first day of the month following his actual lifetime supplementary retirement allowance benefit commencement date, equal to the amount determined in accordance with Section 5.01, and based on his Credited Service and Average Pensionable Earnings as of his Normal Retirement Date, and his Basic Pension as of his actual lifetime supplementary retirement allowance benefit commencement date.

Section 6 — Early Retirement Benefits
6.01	A Participant may retire prior to his Normal Retirement Date, provided he is then at least 55 years of age and has completed at least 2 years of Continuous or Credited Service. For the purpose of this SERP, his Early Retirement Date shall be the first day of the month coinciding with or next following the date on which the Participant retires.

6.02	Where the Participant is at least 58 years of age and the sum of his age and years of Continuous or Credited Service totals at least 80, such Participant shall be entitled to an annual supplementary retirement allowance, payable in equal monthly installments, determined in accordance with Section 5.01 and commencing on his Early Retirement Date.

6.03	A Participant other than a Participant referred to in Section 6.02 who retires early in accordance with Section 6.01 shall be entitled to receive an annual supplementary retirement allowance, payable in equal monthly installments, and commencing on his Early Retirement Date in an amount equal to the excess, if any, of a) over b) below:
a)	2% of his Average Pensionable Earnings multiplied by his number of years of Credited Service, such amount to be reduced by 0.5% multiplied by the number of months that his Early Retirement Date precedes:
i)	where the Participant has completed at least 20 years of Continuous or Credited Service, the date at which the Participant would first have qualified for an unreduced supplementary retirement allowance in accordance with Section 6.02 hereof had he continued in the plan;

ii)	where the Participant has not completed 20 years of Continuous or Credited Service, age 65.
b)	his Basic Pension from the Qualified Pension Plan, or where such Basic Pension has been commuted or paid in a lump sum, the Basic Pension he would have received if such commutation or lump sum payment had not taken place.

Section 7 — Disability
7.01	During a period of disability entitling the Participant to either receive (i) disability benefits under U.S. Social Security or (ii) disability benefits under a long-term disability plan maintained by the Corporation from time to time, such Participant shall continue to accrue Credited Service for the purpose of this SERP. During such period, the Participant shall be deemed to receive a base salary equal to the annual rate of base salary he was receiving immediately prior to his becoming disabled.

7.02	If the Participant, for any reason, ceases to be eligible to receive benefits under the short-term or long-term disability plan maintained by the Corporation prior to his Normal Retirement Date and within such period as determined by the Corporation:
a)	the Participant returns to active employment with the Corporation, then at the date of his subsequent termination, death or retirement, he shall be entitled to supplementary retirement benefits calculated in accordance with the provisions of this SERP, taking into account the provisions of Section 7.01 above, or

b)	the Participant does not return to active employment with the Corporation then, he will be deemed to have terminated his employment or retired for the purposes of this SERP as of the day he ceases to be eligible to receive benefits from the disability plans maintained by the Corporation and his supplementary retirement benefits shall be calculated based on the provisions of this SERP, taking into account the provisions of Section 7.01 above.
7.03	A Participant whose period of disability continues until his Normal Retirement Date shall be deemed to have retired on his Normal Retirement Date for the purpose of this SERP.

7.04	In the event of the death of a Participant who is accumulating Credited Service while in receipt of disability benefits as provided in Section 7.01 hereof, the benefits payable under this SERP shall be determined in accordance with the terms of Section 9 hereof as if he died while in service of the Corporation.

Section 8 — Form of Pension
8.01	This Section 8.01 shall only apply to a supplementary retirement allowance that started prior to January 1, 2005. Such an annual supplementary retirement allowance payable to a Participant under this SERP shall be paid during the lifetime of the Participant. Following the death of the Participant while in receipt of such supplementary retirement allowance, the Participant’s Spouse shall be entitled to receive during his or her lifetime an annual supplementary survivor allowance, payable in equal monthly installments, and commencing on the first day of the month following the month in which the Participant dies, equal to the excess of a) over b) below:
a)	50% of the annual supplementary retirement allowance that would have been payable to the Participant under this SERP at the time of his death, if such supplementary allowance had not been reduced by the Participant’s Basic Pension;

b)	any survivor pension payable to the Spouse under the Qualified Pension Plan following the death of the Participant, or any survivor pension that would have been payable had the benefits under the Qualified Pension Plan not been commuted or paid in a lump sum. Where the Qualified Pension Plan is a plan as defined in Section 2.04 b) or c), the survivor pension payable to the Spouse shall be equal to 50% of the Participants Basic Pension as defined in Section 2.04.
8.02	This Section 8.02 shall only apply to a supplementary retirement allowance that started prior to January 1, 2005. If a Participant, who does not have a Spouse at the start of his supplementary retirement allowance dies before 120 monthly payments of the supplementary retirement allowance have been paid to him, his estate shall receive a lump sum which is the Actuarial Equivalent of the excess of a) over b) below:
a)	the balance of the 120 monthly payments of the supplementary retirement allowance that would have been payable to the Participant under this SERP at the time of his death if such supplementary allowance had not been reduced by the Participant’s Basic Pension;

b)	any amount payable under the Qualified Pension Plan to his estate or any designated beneficiary following the death of the Participant, or any amount that would have been payable had the benefits under the Qualified Pension Plan not been commuted or paid in a lump sum. Where the Qualified Pension Plan is a plan as defined in Section 2.04 b) or c), the amount that would have been payable to his estate or any designated beneficiary following the death of the Participant, had the Participant elected to receive his Basic Pension as defined in Section 2.04 as a life annuity with 120 payments guaranteed.
8.03	Optional Form of Pension
          This Section 8.03 shall only apply to a supplementary retirement allowance that started prior to January 1, 2005 or a lump sum payment that was made prior to January 1, 2005.
a)	Instead of receiving his supplementary retirement allowance in accordance with the normal form of payment described in Sections 8.01 and 8.02, a Participant may elect to receive his supplementary retirement allowance payable under this SERP under one of the optional forms determined by the Corporation as eligible for the purpose of this SERP. In such a case, the Participant must elect the same optional form for purpose of his benefits under the Qualified Pension Plans. However, in the case where the Qualified Pension Plan is a plan as defined in Section 2.04 a) for which the Participant elects a lump sum form of payment or a plan as defined in Section 2.04 b) or c), the Participant will be deemed to have elected the same form of payment that is elected for purposes of this SERP.

If the Participant elects an optional form of pension, then the amount of his annual supplementary retirement allowance, prior to applying the offset for his Basic Pension, shall be adjusted on an Actuarial Equivalent Value basis.

b)	If a Participant who is an active Participant or who is accruing credited service on March 1, 2003 or becomes an active Participant after March 1, 2003, retires or terminates employment under Sections 5, 6, or 10 of the SERP on or after March 1, 2003, and prior to January 1, 2005, then such Participant shall be entitled to elect to receive the value of his total benefit payable from this SERP in the form of a lump sum payment in lieu of a lifetime supplementary retirement allowance or any further lifetime supplementary allowance payments.
If a Participant retires directly from active employment pursuant to Section 5 or 6, then the election and payment of this lump sum will not be available until two years after such Participant’s lifetime supplementary retirement allowance benefit commencement date. Furthermore, upon a Participant’s initial lifetime supplementary retirement allowance benefit commencement date an election of a monthly annuity will occur in accordance with this Section 8 and will continue until such time the Participant may elect to receive the lump sum value of his pension as defined in this Section 8.03 b).
If a Participant voluntarily terminates employment pursuant to Section 10.01 prior to January 1, 2005, then such Participant will have the option to elect to receive the lump sum value of his pension as defined in this Section 8.03 b) upon his lifetime supplementary retirement allowance benefit commencement date or two years after such voluntary termination, if later.
If a Participant involuntarily terminates employment pursuant to Section 10.02 prior to January 1, 2005, then such election and payment of a lump sum will not be available until two years after such Participant’s termination date. If such Participant chooses not to elect the lump sum at the end of the SERP’s two-year non-compete agreement, then such Participant will only have such option again upon his lifetime supplementary retirement allowance benefit commencement date.
To receive a lump sum payment, a Participant who retired or otherwise terminated employment prior to January 1, 2007 must request the lump sum payment option, in writing, at least one year prior to the payment.
The lump sum payment will be calculated as of the first day the Participant is eligible for such payment. No interest will be credited to the lump sum amount for the period between the date of the calculation and the date of the actual payment. Furthermore, such calculation will be based upon the Lump Sum Assumptions as defined in Section 2.12. For a voluntary termination, such Lump Sum Assumptions shall be those in effect at the time of the Participant’s lifetime supplementary retirement allowance benefit commencement date or at the end of the SERP’s two-year non-compete agreement, if later. For an involuntary termination, such Lump Sum Assumptions shall be those in effect at the end of the SERP’s two-year non-compete agreement, unless such Participant chooses not to elect the lump sum at the end of such two-year period, but later decides to elect such option upon his lifetime supplementary retirement allowance benefit commencement date, in which event, the Lump Sum Assumptions will be those in effect at his lifetime supplementary retirement allowance benefit commencement date.
Payments under this Section 8.03 b) are subject to the conditions as set forth in Section 14. If the Participant requests the lump sum payment, then the payment is made and the Corporation does not have the power to refuse payment unless any of the conditions set forth in Section 14 are violated.
8.04	Form of Pension for a Married Participant whose Supplementary Allowance Starts After December 31, 2004 and before January 1, 2007.
          This Section 8.04 shall apply in determining any supplementary retirement allowance that starts after December 31, 2004 and before January 1, 2007 for a married Participant who is entitled to elect the immediate commencement of a supplementary retirement allowance under Section 5 or Section 6 of this SERP (because the Participant is married Participant, retires at age 55 or older and has completed at least two years of Continuous or Credited Service). The amount of the married Participant’s supplementary retirement allowance shall be equal to the Participant’s supplementary retirement allowance, calculated under Section 5 or Section 6, whichever is applicable, payable in the form of monthly supplementary retirement allowance for the Participant’s life with a 50% Spouse supplementary retirement allowance, payable for the Spouse’s life after the Participants death. The Participant’s monthly supplementary retirement allowance shall be payable to the Participant starting on (or as of) the first day of the month coinciding with or immediately following the Participants retirement. Effective from January 1, 2005 to December 31, 2006, this SERP shall conclusively presume that such a Participant irrevocably elected the time and form of payment described above. Therefore, the Participant cannot elect any other time or form of payment. If the married Participant is age 55 or older, but not age 65, his or her supplementary retirement allowance starting date shall be deemed to be Participant’s Early Retirement Date under Section 6.01 hereof. If the married Participant retires on his 65th birthday, his or her supplementary retirement allowance starting date shall be deemed to be the Participant’s Normal Retirement Date under Section 5.01 hereof. If the married Participant retires after his or her 65th birthday, his or her supplementary retirement allowance starting date shall be deemed to be the Participant’s actual supplementary retirement allowance benefit commencement date under Section 5.02 hereof.
          The married Participant’s supplemental retirement allowance shall be paid for twenty-four (24) months, unless the Participant dies during such twenty-four month period. If the Participant dies while in receipt of such monthly supplementary retirement allowance payments, or before the second anniversary of the start of his or her monthly supplementary retirement allowance payments, the Participant’s Spouse shall automatically be entitled to receive a lump sum payment, calculated in accordance with Section 2.12, equivalent to an immediate monthly lifetime supplementary survivor allowance which is an income amount equal to the excess of a) over b) below:
a)	50% of the monthly supplementary retirement allowance that would have been payable to the Participant under this SERP at the time of his death, provided such supplementary allowance had not been reduced by the Participant’s Basic Pension;

b)	any survivor pension payable to the Spouse under the Qualified Pension Plan following the death of the Participant, or any survivor pension that would have been payable had the benefits under the Qualified Pension Plan not been commuted or paid in a lump sum. Where the Qualified Pension Plan is a plan as defined in Section 2.04 b) or c), the survivor pension payable to the Spouse shall be equal to 50% of the Participants Basic Pension as defined in Section 2.04.
          If the married Participant was an officer of the Corporation, his or her initial supplementary retirement allowance payment shall be made on the first day of the seventh month immediately following the married Participant’s retirement. The amount of this initial supplementary retirement allowance shall be equal to seven (7) times the amount of the married Participant’s monthly supplementary retirement allowance. The married Participant’s supplemental retirement allowance shall be paid for an additional seventeen (17) months, unless the Participant dies during the twenty-four (24) month period starting with the date of his retirement, in which event, the lump sum payment to the Participant’s Spouse described in the immediately preceding paragraph shall be made on or as soon as reasonably practicable after the Participant’s death.
          If the Participant’s Spouse dies before the Participant’s death, no survivor’s supplementary retirement allowance or other death benefit shall be payable under this SERP.
          On or as soon as reasonably practicable after the second anniversary of the start of the Participant’s twenty-four (24) months of supplementary retirement allowance payments, a lump sum amount shall be paid to the Participant, if then living, equal to the Participant’s then total benefit under this SERP, calculated in accordance with Section 2.12 hereof. This lump sum payment shall be paid to the Participant in lieu of any other benefit payments of any kind under this SERP. If the Participant was an officer of the Corporation whose supplementary retirement allowance payments did not start until the first day of the seventh month immediately following his/her retirement, the start of his supplementary retirement allowance, for this purpose, shall be deemed to be the first day of the month coincident with or immediately following the Participant’s retirement.
          Payments under this section 8.04 are subject to the conditions set forth in Section 14.

8.04A Form of Pension for a Married Participant whose Supplementary Allowance Starts After December 31, 2006.
          This Section 8.04A shall apply in determining any supplementary retirement allowance that starts after December 31, 2006 for a married Participant who is entitled to the immediate commencement of a supplementary retirement allowance under Section 5 or Section 6 of this SERP (because the married Participant retires, is age 55 or older and has completed two years or more of Continuous or Credited Service). The amount of the married Participant’s supplementary retirement allowance shall be equal to the Participant’s supplementary retirement allowance, calculated under Section 5 or Section 6, whichever is applicable, payable in the form of a monthly supplementary retirement allowance for the Participant’s life with a 50% Spouse supplementary retirement allowance, payable for the Spouse’s life after the Participants death. The Participant’s monthly supplementary retirement allowance shall be payable to the Participant starting on (or as of) the first day of the seventh month immediately following the Participant’s retirement. The amount of this initial supplementary retirement allowance shall be equal to seven (7) times the married Participant’s monthly supplemental retirement allowance. Effective from and after January 1, 2007, this SERP shall conclusively presume that such a Participant irrevocably elected the time and form of payment described above. Therefore, the Participant cannot elect any other time or form of payment. If the married Participant is age 55 or older, but not age 65, his or her supplementary retirement allowance starting date shall be deemed to be Participant’s Early Retirement Date under Section 6.01 hereof. If the married Participant retires on his 65th birthday, his or her supplementary retirement allowance starting date shall be deemed to be the Participant’s Normal Retirement Date under Section 5.01 hereof. If the married Participant retires after his or her 65th birthday, his or her supplementary retirement allowance starting date shall be deemed to be the Participant’s actual supplementary retirement allowance benefit commencement date under Section 5.02 hereof.
          If the married Participant dies during such twenty-four month period immediately following the Participant’s retirement, the Participant’s Spouse shall automatically be entitled to receive a lump sum payment, calculated in accordance with Section 2.12 as of the date of the deceased Participant’s death, equivalent to an immediate monthly lifetime supplementary survivor allowance which is an income amount equal to the excess of a) over b) below:

a)	50% of the monthly supplementary retirement allowance that would have been payable to the Participant under this SERP at the time of his death, provided such supplementary allowance had not been reduced by the Participant’s Basic Pension;

b)	any survivor pension payable to the Spouse under the Qualified Pension Plan following the death of the Participant, or any survivor pension that would have been payable had the benefits under the Qualified Pension Plan not been commuted or paid in a lump sum. Where the Qualified Pension Plan is a plan as defined in Section 2.04 b) or c), the survivor pension payable to the Spouse shall be equal to 50% of the Participants Basic Pension as defined in Section 2.04.
          If the Participant’s Spouse dies before the Participant’s death, no survivor’s supplementary retirement allowance or other death benefit shall be payable under this SERP.
          On or as soon as reasonably practicable after the first day of the month immediately following the second anniversary of the Participant’s retirement, a lump sum amount shall be paid to the Participant, if then living, equal to the Participant’s then total benefit under this SERP, calculated in accordance with the assumptions specified in Section 2.12 hereof as of the date of the Participant’s retirement based on the Participant and, if applicable, spouse’s nearest age as of the second anniversary of the Participant’s retirement. This lump sum payment shall be paid to the Participant in lieu of any other benefit payments of any kind under this SERP.
          Payments under this Section 8.04A are subject to the conditions set forth in Section 14.
8.05	Form of Pension for an Unmarried Participant whose Supplementary Allowance Starts After December 31, 2004 and before January 1, 2007.
          This Section 8.05 shall apply in determining any supplementary retirement allowance or other benefit that starts after December 31, 2004 and before January 1, 2007 for an unmarried Participant who is entitled to elect the immediate commencement of a supplementary retirement allowance under Section 5 or Section 6 of this Plan (because the unmarried Participant retires, is age 55 or older and has at least two years or more of Continuous or Credited Service). The amount of the unmarried Participant’s supplementary retirement allowance shall be equal to the supplementary retirement allowance the unmarried Participant is entitled to receive under Section 5 or Section 6, whichever is applicable, payable in the form of a lifetime monthly supplementary allowance with 120 monthly payments of the supplemental retirement allowance guaranteed. This supplemental retirement allowance shall be paid to the Participant starting on (or as of) the first day of the month coinciding with or immediately following the Participant’s retirement. Effective from January 1, 2005 to December 31, 2006, this SERP shall conclusively presume that such a Participant irrevocably elected the time and form of payment described above. Therefore, the Participant cannot elect any other time or form of payment.
          If the unmarried Participant is age 55 or older, but not age 65 or older, his or her supplementary retirement allowance starting date shall be deemed to be the Participant’s Early Retirement Date under Section 6.01. If the unmarried Participant retires on his 65th birthday, his or her supplementary retirement allowance starting date shall be deemed to be the Participant’s Normal Retirement Date under Section 5.01. If the unmarried Participant retires after his or her 65th birthday, his or her supplemental retirement allowance starting date shall be deemed to be the Participant’s actual supplemental retirement allowance benefit commencement date under Section 5.02 hereof.
          The unmarried Participant’s supplementary retirement allowance shall be paid to the Participant for twenty-four (24) months, unless the Participant dies during such twenty-four (24) month period or before the second anniversary of the start of his or her supplementary retirement allowance, in which event, the deceased Participant’s beneficiary designated under Section 9.02(b) shall automatically receive a lump sum payment, calculated in accordance with Section 2.12 as of the date of the Participant’s death, in an amount equal to the discounted present value of the remainder of the guaranteed 120 monthly supplementary allowance payments.
          If the unmarried Participant was an officer of the Corporation, his or her initial supplementary retirement allowance payment shall be made on the first day of the seventh month immediately following the unmarried Participant’s retirement. The amount of this initial supplementary retirement allowance shall be equal to seven (7) times the amount of the unmarried Participant’s monthly supplementary retirement allowance. The unmarried Participant’s supplementary retirement allowance shall be paid for an additional seventeen (17)

months, unless the Participant dies during the twenty-four month period starting with the date of his retirement, in which event, the lump sum payment to the deceased Participant’s beneficiary designated under Section 9.02(b), calculated as of the date of the Participant’s death, shall be made on or as soon as reasonably practicable after the Participant’s death.
          On or as soon as reasonably practicable on or after the second anniversary of the start of the Participant’s twenty-four (24) months of supplementary retirement allowance payments, a lump sum amount shall automatically be paid to the Participant, if then living, equal to the Participant’s then total benefit under this SERP, calculated in accordance with Section 2.12 hereof. This lump sum amount shall be paid to the Participant in lieu of any other benefit payment of any kind from this SERP. If the Participant was an officer of the Corporation whose supplementary retirement allowance payments did not start until the first day of the seventh month immediately following his/her retirement, the start of his supplementary retirement allowance for this purpose shall be deemed to be the first day of the month coincident with or immediately following the Participant’s retirement.
          Payments under this Section 8.05 are subject to the conditions set forth in Section 14.
8.05A Form of Pension for an Unmarried Participant whose Supplementary Allowance Starts After December 3, 2006.
          This Section 8.05A shall apply in determining any supplementary retirement allowance or other benefit that starts after December 31, 2006 for an unmarried Participant who is entitled to the immediate commencement of a supplementary retirement allowance under Section 5 or Section 6 of this Plan (because the unmarried Participant retires, is age 55 or older and has at least two years or more of Continuous Service or Credited Service). The amount of the unmarried Participant’s supplementary retirement allowance shall be equal to the supplementary retirement allowance the unmarried Participant is entitled to receive under Section 5 or Section 6, whichever is applicable, payable in the form of a lifetime monthly supplementary allowance with 120 monthly payments of the supplemental retirement allowance guaranteed. This supplemental retirement allowance shall be paid to the Participant starting on (or as of) the first day of the seventh month immediately following the Participant’s retirement. The amount of this initial supplementary retirement allowance shall be equal to seven (7) times the unmarried

Participant’s monthly supplemental retirement allowance. Effective from and after January 1, 2007, this SERP shall conclusively presume that such a Participant irrevocably elected the time and form of payment described above. Therefore, the Participant cannot elect any other time or form of payment.
          If the unmarried Participant is age 55 or older, but not age 65 or older, his or her supplementary retirement allowance starting date shall be deemed to be the Participant’s Early Retirement Date under Section 6.01. If the unmarried Participant retires on his 65th birthday, his or her supplementary retirement allowance starting date shall be deemed to be the Participant’s Normal Retirement Date under Section 5.01. If the unmarried Participant retires after his or her 65th birthday, his or her supplemental retirement allowance starting date shall be deemed to be the Participant’s actual supplemental retirement allowance benefit commencement date under Section 5.02 hereof.
          If the unmarried Participant dies during such twenty-four (24) month period immediately following the Participant’s retirement, the deceased Participant’s beneficiary designated under Section 9.02(b) shall automatically receive a lump sum payment, calculated in accordance with Section 2.12, calculated as of the date of the Participant’s death, in an amount equal to the discounted present value of the remainder of the guaranteed 120 monthly supplementary allowance payments.
          On or as soon as reasonably practicable on or after the first day of the month immediately following the second anniversary of the start of the Participant’s retirement, a lump sum amount shall automatically be paid to the Participant, if then living, equal to the Participant’s then total benefit under this SERP, calculated in accordance with Section 2.12 hereof as of the date of the Participant’s retirement. This lump sum amount shall be paid to the Participant in lieu of any other benefit payment of any kind from this SERP.
          Payments under this Section 8.05A are subject to the conditions set forth in Section 14.

8.06	Special 2006 Form of Payment Election.
          Notwithstanding the provisions of Section 8.04 or 8.05 of this SERP, if a Participant’s supplementary retirement allowance started in 2005 or in the first three months of 2006, pursuant to the election of a form of payment under either Section 8.01, Section 8.02 or Section 8.03, the Participant shall be afforded the opportunity to elect in writing on or before March 31, 2006 whether he or she wants to: (i) receive a lump sum payment in an amount equal to his or her then total benefit under this SERP, calculated in accordance with Section 2.12 hereof, determined as of and payable on or as soon as reasonably practicable after the second anniversary of the start of his or her supplementary retirement allowance payments; or (ii) continue to receive the form of supplementary retirement payments he or she elected in 2005 or in the first three months of 2006. If the retired Participant does not make this election by March 31, 2006 and the written election is not received by a designated representative of the Corporation by such date, the form of supplementary retirement allowance payment elected by the Participant in 2005 or in the first three months of 2006, will continue to be paid after the second anniversary of the start of the Participant’s supplementary retirement allowance payments. Payments pursuant to any election by a Participant under this Section 8.06 are subject to the conditions set forth in Section 14 until the second anniversary of the start of the Participant’s supplementary allowance payments. If the Participant makes the election described in (ii) above in 2005 or in the first three months of 2006 (i.e., continuation of the supplementary retirement payments elected in 2005 or in the first three months of 2006), then the provisions of Section 8.01 or Section 8.02 shall continue to apply to such Participant and his Spouse or, if applicable, beneficiary, notwithstanding the first sentence in Section 8.01 or Section 8.02, as amended by Amendment No. One to this SERP. A retired Participant who makes the election described in (ii) above may not later elect to receive a lump sum payment.

Section 9 — Death Prior to Retirement
9.01	Death after age 55 but prior to retirement
a)	In the event that a Participant dies while in the service of the Corporation after having reached age 55 and having completed at least 2 years of Continuous or Credited Service, his Spouse shall be entitled to receive an annual supplementary survivor allowance determined in accordance with Section 8.01 hereof as if the Participant had retired immediately prior to the date of his death and, in the case of retirement prior to January 1, 2005, had not elected an optional form of pension in accordance with Section 8.03. However, where the survivor benefit under the Qualified Pension Plan is payable in a lump sum, the survivor pension payable to the Spouse shall be equal to the pension that could be provided by such lump sum, calculated on an Actuarial Equivalent Value basis over the survivor’s lifetime.

b)	In the event of there being no Spouse at the time of death of a Participant referred to in paragraph a) of this Section 9.01, his beneficiary or, if he has not designated a beneficiary, his estate shall receive a lump sum equal to the lump sum that would otherwise have been payable under this SERP to the Participant’s estate as would be determined under Section 8 if the Participant had retired immediately prior to the date of his death. However, where the benefit payable to the designated beneficiary or estate under the Qualified Pension Plan is payable in a lump sum, any amount payable to the designated beneficiary or estate shall be equal to such lump sum.

c)	In the event that a Participant who has terminated his employment and who is entitled to a deferred annual supplementary retirement allowance in accordance with Section 10 dies after having reached age 55 and prior to payment commencement, his Spouse shall be entitled to receive an annual supplementary survivor allowance determined in accordance with the applicable provision in Section 8 hereof as if the Participant had requested payment commencement of his deferred annual supplementary retirement allowance on the first day of the calendar month immediately preceding or coinciding with his date of death.

If the Participant is not survived by a Spouse at the time of death, his estate shall receive a lump sum equal to the lump sum that would otherwise have been payable under the SERP to the Participant’s estate as would be determined under Section 8 as if the Participant had requested payment commencement of his deferred annual supplementary retirement allowance on the first day of the calendar month immediately preceding or coinciding with his date of death.
9.02	Death before age 55
a)	In the event that a Participant dies while in service of the Corporation prior to having reached age 55 but after having completed at least 2 years of Continuous or Credited Service, his Spouse or, if he is not survived by a Spouse, his beneficiary or, if he has not named a beneficiary, his estate, shall receive the lump sum value of the deferred supplementary retirement allowance that would otherwise have been payable under the SERP, determined under the applicable provision in Section 10 as if the Participant had voluntarily terminated his employment with the Corporation. Such lump sum value shall be calculated in accordance with Section 2.12 as of the date of the Participant’s death.

b)	In the event that a Participant who has terminated his employment and who is entitled to a deferred annual supplementary allowance in accordance with the applicable provision in Section 10 dies prior to having reached age 55, his Spouse or, if the Participant is not survived by a Spouse, his beneficiary or, if he has not designated a beneficiary, his estate shall receive the lump sum value of the deferred supplementary retirement allowance that would otherwise have been payable under the SERP. Such lump sum value shall be calculated under Section 2.12 as of the date of the Participant’s death.
9.03	No benefit shall be payable under this SERP following the death of a Participant prior to having reached age 55 if he has not completed at least 2 years of Continuous or Credited Service.

Section 10 — Termination of Employment
10.01	Voluntary termination after 2 years of Continuous or Credited Service and Before Age 55.
          This Section 10.01 only applies to supplementary retirement allowances that start before January 1, 2005 or any other benefit that is paid before January 1, 2005.
          A Participant who terminates his service with the Corporation on a voluntary basis prior to his 55th birthday and provided he has then completed at least 2 years of Continuous or Credited Service shall be entitled to receive a deferred annual supplementary retirement allowance the amount of which shall be determined as provided hereunder.
          The Participant may request that payment commencement of his deferred annual supplementary retirement allowance start on the first day of any calendar month during the period between his attainment of age 55 and his Normal Retirement Date. The amount of the deferred annual supplementary retirement allowance payable, shall be established based on the payment commencement date as follows:
a)	if the payment commencement date is the Participant’s Normal Retirement Date:
i)	2% of his Average Pensionable Earnings multiplied by his number of years of Credited Service; less

ii)	his Basic Pension from the Qualified Pension Plan, or where such Basic Pension has been commuted, the Basic Pension he would have received if such commutation had not taken place.
b)	If the payment commencement date is prior to the Participant’s Normal Retirement Date:
i)	2% of his Average Pensionable Earnings multiplied by his number of years of Credited Service, such amount to be reduced by 0.5 % multiplied by the number of months the payment commencement date precedes the Participant’s Normal Retirement Date; less

ii)	his Basic Pension from the Qualified Pension Plan, or where such Basic Pension has been commuted, the Basic Pension he would have received if such commutation had not taken place.
          The deferred annual supplementary allowance shall be paid in the same form and in the same manner as the supplementary retirement allowance that would have been payable if the Participant had retired on his Normal Retirement Date.
10.02	Involuntary termination after 2 years of Continuous or Credited Service and Before Age 55.
          This Section 10.02 only applies to supplementary retirement allowances that start before January 1, 2005 or any other benefit that is paid before January 1, 2005.
          A Participant who, prior to his 55th birthday and provided he has then completed at least 2 years of Continuous or Credited Service, ceases to be employed by the Corporation as a result of the termination of his employment initiated by the Corporation for any reason other than for cause, shall be entitled to receive a deferred annual supplementary retirement allowance the amount of which shall be determined as provided hereunder.
          The Participant may request that payment commencement of his deferred annual supplementary retirement allowance start the first day of any calendar month during the period between his attainment of age 55 and his Unreduced Early Retirement Date. For such purpose, the Participant’s Unreduced Early Retirement Date shall correspond to the earliest date he could have been entitled to an unreduced supplementary early retirement allowance as provided in Section 6.02, established as if his termination of employment had not occurred.
          The amount of the deferred annual supplementary retirement allowance payable, shall be established based on the payment commencement date as follows:
a)	if the payment commencement date is the Participant’s Unreduced Early Retirement Date:
i)	2% of his Average Pensionable Earnings multiplied by his number of years of Credited Service; less

ii)	his Basic Pension from the Qualified Pension Plan, or where such Basic Pension has been commuted, the Basic Pension he would have received if such commutation had not taken place.
b)	If the payment commencement date is prior to the Participant’s Unreduced Early Retirement Date:
i)	2% of his Average Pensionable Earnings multiplied by his number of years of Credited Service, such amount to be reduced by 0.5 % multiplied by the number of months the payment commencement date precedes the Participant’s Unreduced Early Retirement Date; less

ii)	his Basic Pension from the Qualified Pension Plan, or where such Basic Pension has been commuted, the Basic Pension he would have received if such commutation had not taken place.
               The deferred annual supplementary allowance shall be paid in the same form and in the same manner as the supplementary retirement allowance that would have been payable if the Participant had retired on his Normal Retirement Date.
10.03	No benefit shall be payable under this SERP to a Participant who ceases to be in the employ of the Corporation prior to his 55th birthday:
a)	as a result of the termination of his employment by the Corporation for cause, or

b)	as a result of the termination of his employment for any reason prior to having completed at least 2 years of Continuous or Credited Service.
10.04	Termination of Employment Before Age 55 and After December 31, 2004 But Before January 1, 2007.

Voluntary Termination:
           Effective from and after January 1, 2005 and prior to January 1, 2007, a Participant who voluntarily terminates his service with the Corporation prior to his 55th birthday and with at least

2 years of Continuous or Credited Service shall not be entitled to receive an annual supplementary retirement allowance upon attaining age 55. Rather, the terminated Participant shall be entitled on or as soon as reasonably practicable after the later of (i) his 55th birthday, or (ii) the second anniversary of his termination of employment, to automatically be paid the total value of his or her then SERP benefit, calculated in accordance with Section 2.12 hereof. If such a terminated Participant dies before the payment of his SERF benefit and is survived by a Spouse, the then lump sum value of the deceased former Participant’s SERP benefit, calculated in accordance with Section 2.12 hereof as of the date of the Participant’s death, shall be payable to the deceased Participant’s Spouse, or, if the Participant is not survived by a Spouse, to his or her designated beneficiary in accordance with Section 9.02(b) hereof. This death benefit shall be paid on or as soon as reasonably practicable after the terminated participant’s death. If the deceased former Participant is not survived by a Spouse and had not designated a beneficiary in accordance with Section 9.02(b), such benefit shall be paid to the Participant’s estate. Payments under this Section 10.04 are subject to the conditions in Section 14.
          Involuntary Termination:
          Effective from and after January 1, 2005 and prior to January 1, 2007, a Participant whose service with the Corporation is involuntarily terminated prior to his 55th birthday and with at least 2 years of Continuous or Credited Service shall not be entitled to receive an annual supplementary retirement allowance on or after the second anniversary of his or her termination of employment. Rather, the terminated Participant shall be entitled on or as soon as reasonably practicable after the second anniversary of his termination of employment, to automatically be paid the total value of his or her then SERP benefit, calculated in accordance with Section 2.12 hereof. If such a terminated Participant dies before the second anniversary of his termination of employment and is survived by a Spouse, the then lump sum value of the deceased former Participant’s SERP benefit, calculated in accordance with Section 2.12 hereof as of the date of the Participant’s death, shall be payable to the deceased Participant’s Spouse, or if the Participant is not survived by a Spouse, to his or her designated beneficiary in accordance with Section 9.02(b) hereof. This death benefit shall be paid on or as soon as reasonably practicable after the terminated Participant’s death. If the deceased former Participant is not survived by a Spouse and had not designated a beneficiary in accordance with Section 9.02(b), such benefit shall be paid to the Participant’s estate.
           Payments under this Section 10.04 are subject to the conditions in Section 14.
10.05	Termination of Employment After December 31, 2006 and Before Age 55.

Voluntary Termination.
           Effective from and after January 1, 2007, a Participant who voluntarily terminates his service with the Corporation prior to this 55th birthday and with at least 2 years of Continuous or Credited Service shall not be entitled to receive an annual supplementary retirement allowance upon attaining age 55. Rather, the terminated Participant shall be entitled on or as soon as reasonably practicable after the later of (i) his 55th birthday, or (ii) the second anniversary of his termination of employment, to automatically be paid the total value of his or her then SERP benefit, calculated in accordance with Section 2.12. If such a terminated Participant dies before the payment of his SERP benefit and is survived by a Spouse, the then lump sum value of the deceased Participant’s SERP benefit, shall be payable to the deceased Participant’s Spouse, or, if the Participant is not survived by a Spouse, to his or her designated beneficiary, in accordance with Section 9.02(b) hereof. This death benefit shall be paid on or as soon as reasonably practicable after the terminated Participant’s death. If the deceased former Participant is not survived by a Spouse and had not designated a beneficiary in accordance with Section 9.02(b), such benefit shall be paid to the Participant’s estate. Payments under this Section 10.05 are subject to the conditions in Section 14.
          Involuntary Termination:
          Effective from and after January 1, 2007, a Participant whose service with the Corporation is involuntarily terminated prior to his 55th birthday and with at least 2 years of Continuous or Credited Service shall not be entitled to receive an annual supplementary retirement allowance on or after the second anniversary of his or her termination of employment. Rather, the terminated Participant shall be entitled on or as soon as reasonably practicable after the second anniversary of his termination of employment, to automatically be paid the total value of his or her then SERP benefit, calculated in accordance with Section 2.12 hereof based on the

Participant’s nearest age as of the second anniversary of the Participant’s termination of employment. If such a terminated Participant dies before the second anniversary of his termination of employment and is survived by a Spouse, the then lump sum value of the deceased former Participant’s SERP benefit, shall be payable to the deceased Participant’s Spouse, or if the Participant is not survived by a Spouse, to his or her designated beneficiary in accordance with Section 9.02(b) hereof. This death benefit shall be paid on or as soon as reasonably practicable after the terminated Participant’s death. If the deceased former Participant is not survived by a Spouse and had not designated a beneficiary under Section 9.02(b), such benefit shall be paid to the Participant’s estate.
             Payments under this Section 10.05 are subject to the conditions in Section 14.

Section 11 — Increase in Benefits under Qualified Pension Plan
11.01	Any ad hoc increases in the pension payments made under the Qualified Pension Plan to a retired Participant, or in the case of his death, to his surviving Spouse, will not have the effect of reducing benefits otherwise payable under this SERP.

11.02	Any automatic annual increases in the pension payments made under the Qualified Pension Plan, or deemed to have been made if the benefits have been commuted or paid in a lump sum, to a retired Participant, or in the case of his death, to his surviving Spouse, will have the effect of reducing benefits otherwise payable under this SERP.

11.03	Effective July 1, 2001, monthly supplementary allowances paid under this SERP, shall be increased by a percentage per the following table:

Year of Retirement	Percentage Increase
1999	1.72%

2000	1.72% divided by 12 and multiplied by the number of months between the lifetime supplementary retirement allowance benefit commencement date and December 31, 2000.

Section 12 — Commutation of Benefits
This Section 12 only applies to any commuted lump sum supplementary retirement allowance that was paid prior to January 1, 2005.
12.01	Any supplementary retirement allowance or deferred supplementary retirement allowance payable under this SERP in the form of monthly payments may, at the discretion of the Corporation and subject to the approval of the Participant or, following his death, of his Spouse, be paid in a lump sum, calculated in accordance with the Corporation’s policy.

12.02	Any commutation of benefits otherwise payable under this SERP shall, unless it is decided otherwise by the Corporation at its entire discretion, not be permitted during the first 2 years following the Participant’s retirement or termination of employment. Furthermore, the corporation may require that the Participant or other beneficiary of a benefit under this SERP submit satisfactory evidence of good health before any such benefit is commuted.

Section 13 — Service Outside United States
13.01	In the event that a Participant’s employment includes periods of service with Abitibi Consolidated Sales Corporation or any subsidiary or associated company listed in Appendix A (hereinafter called “U.S. Service”) and periods of service in another country with any affiliated company or any subsidiary or associated company of the Corporation (hereinafter called “non-U.S. Service”), for the determination of the Participant’s supplementary benefits hereunder, the following provisions shall apply:
a)	the Participant’s Credited Service shall include his periods of non-U.S. Service during which he continued to accrue credited service under the Qualified Pension Plan plus any other period of non-U.S. Service as approved by the Corporation;

b)	for purposes of calculating the Participant’s Average Pensionable Earnings, the Participant’s base salary and annual bonus for his non-U.S. Service shall be established in accordance with the administrative policies and practices of the Corporation.

Section 14 — Conditions for Payment
14.01	Notwithstanding anything herein contained to the contrary, no amount of benefit shall be payable or continued to be paid pursuant to this SERP in the event that during his employment with the Corporation or during a period of 2 years following his termination of employment or retirement, the Participant, directly or indirectly, without the consent of the Corporation:
a)	engages in or becomes interested as a principal, agent, officer, employee, manager, advisor, financial backer, shareholder (except as a passive investor in a public corporation) or in any other capacity whatsoever in a business which may be fairly regarded as being in competition with the business of the Corporation; or

b)	assists financially or in any manner whatsoever any person, firm, association or corporation, whether as principal, agent, officer, employee, manager, advisor, financial backer, shareholder (except as a passive investor in a public corporation) or in any capacity whatsoever to enter into, develop, carry on or maintain a business, which may fairly be regarded as being in competition with the business of the Corporation.
14.02	Furthermore, notwithstanding anything herein contained to the contrary, no amount of benefit shall be payable or continued to be paid pursuant to this SERP in the event that during his employment with the Corporation or at any time thereafter, the Participant fails to keep confidential any information of a confidential or proprietary nature concerning the Corporation, its subsidiaries and affiliates and their respective operations, assets, finances, business and affairs or uses such information for personal advantage, provided that nothing herein shall prevent the Participant from disclosing information which is publicly available or which is required to be disclosed under appropriate statutes, rules or law or legal process. Furthermore, in the event that a lump sum has been paid to a participant pursuant to Section 8 or Section 10 and the provisions of this Section 14.02 have been or subsequently are violated, the participant will be required to remit payment of the lump sum to Abitibi-Consolidated Inc. or its successor.

In the event of doubt regarding the confidentiality of any information, the Participant must verify the confidentiality nature of the information with the Corporation.

Section 15 — General Provisions
15.01	Proof of Age

Any Participant or Spouse entitled to benefits hereunder shall, upon request, furnish proof of age satisfactory to the Corporation. In the case that the age of the Participant or his Spouse is found to be inexact, the Corporation is authorized to adjust benefits accordingly.

15.02	Executive Employee Rights

The implementation of this SERP shall not constitute an enlargement of any rights which a Participant had apart from his membership in this SERP. The benefits conferred herein shall not be used to increase damages in respect of the dismissal or termination of employment of any Participant.

15.03	Non Alienation

Benefits payable under this SERP are not subject to:
a)	assignment, alienation, anticipation, surrender or any other form of transfer (including, but not limited to, an assignment pursuant to a domestic relations order); or

b)	execution, seizure, garnishment, attachment or any other form of attachment.
Notwithstanding the above, a Participant can waive his entitlement to benefit payments under this SERP and the Corporation may offset a Participant’s SERP benefits by the amount of any financial obligation a Participant owes to the Corporation.
15.04	Non Commutability of Benefits

The benefits provided under this SERP shall not be capable of surrender or commutation except as provided herein.

15.05	Records

Wherever the records of the Corporation are used for the purpose of this SERP, such record shall be considered conclusive of the facts with which they are concerned unless and until they are proven to be in error.

15.06	In competency

If, in the opinion of the Corporation, any person receiving or entitled to receive a benefit under the terms of this SERP is, as a result of physical and mental infirmity, incapable of managing his affairs, the Corporation may authorize any payment to which such person is entitled to be made to a curator or administrator appointed by the Court or in the absence of any such person, payment shall be made to his Spouse, children or other person on his behalf and such payment shall be in complete discharge of the obligations of the Corporation under this SERP to make such payment.

15.07	Interpretation
a)	The provisions of this SERP shall be interpreted in accordance with the laws of the State of New York, to the extent not preempted by federal laws, and shall be binding upon and inure to the benefit of the Corporation and its successors and assigns.

b)	Headings wherever used herein are for reference purposes only and do not limit or extend the meaning of any provisions of this SERP.
15.08	Severability
Should any of the provisions of this SERP and/or its conditions be illegal or not enforceable, it or they shall be considered severable and the SERP and the remaining conditions shall remain in full force and effect and be binding upon the parties as though the said provision or provisions have never been included.

15.09	Currency

All benefits payable under the SERP shall be in United States Currency.

15.10	Taxability of Benefits

All benefits under this SERP shall be subject to applicable withholding tax and reporting pursuant to the U.S. Internal Revenue Code and any other applicable law.

15.11	Gender and Number.

Except as otherwise indicated by the context, any masculine and feminine terminology shall include the opposite gender, and the definition of any term in the singular or plural shall include the opposite number.

Section 16 — Administration
16.01	The Corporation shall decide on all matters relating to the interpretation, administration and application of this SERP, consistent with the provisions of this SERP and such interpretation or performance, fairly and reasonably done, shall be final and conclusive.

Section 17 — Future of the Plan
17.01	Notwithstanding anything to the contrary herein, the Corporation reserves the right to amend or terminate this SERP, including the right to amend the SERP, retroactively, if necessary, to comply with applicable law including, but not limited to, compliance with Section 409A of the U. S. Internal Revenue Code. Any amendment or decision to terminate this SERP shall be communicated in writing by the Corporation to the affected Participants indicating the effective date of such amendment or termination of this SERP which shall not precede the date that such communication is given to the Participants unless a retroactive amendment is required to comply with applicable law including, but not limited to, Section 409A of the U.S. Internal Revenue Code. No such amendment shall have the effect of reducing the amount or value of benefits accrued by the Participants under this SERP prior to the effective date of such amendment.
17.02	In the event this SERP is terminated as of a given date by a decision of the Corporation as provided for under Section 17.01 and the conditions set forth in Section 17.03 are satisfied, then the following provisions shall apply:
a)	an active Participant who has reached 55 years of age shall be deemed, for the purpose of this SERP, to have retired on the date of the termination of the SERP (the “Termination Date”), and shall be entitled to supplementary retirement benefits determined in accordance with Section 5 or 6, as the case may be;

b)	an active Participant who has not yet reached age 55 shall be deemed, for the purpose of this SERP, to have terminated his employment on the Termination Date as a result of a Corporation initiated termination of employment and shall be entitled to supplementary retirement benefits determined in accordance with Section 10.05 hereof;

c)	the supplementary retirement benefits to which a Participant is entitled to or deemed to be entitled to under to Section 17.02 a) or b), as the case may be, shall be paid in an amount equal to the lump sum value of such supplementary benefits, calculated in accordance with Section 2.12 hereof;

d)	any other benefit to which a Participant, Spouse or beneficiary is entitled under this Plan in a lump sum payment, shall be paid;

e)	any annuity benefit to which a Participant, spouse or beneficiary is entitled under this Plan may, at the sole discretion of the Corporation, be provided by the purchase of an annuity from a commercial life insurance company.

f)	the obligations of the Participant pursuant to Section 14.01 and Section 14.02 shall be waived as of the Termination Date.
17.03	The lump sum payments described in Section 17.02(c) shall only be made if (i) either the requirements set forth in Section 17.03(a) or Section 17.03(b) are satisfied, and (ii) the conditions set forth in Section 17.03(c) are also satisfied.
a)	the plan termination is made within twelve months of a corporate dissolution, taxed under U.S. Internal Revenue Code Section 331 or with the approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(l)(A), provided the lump sum payment amounts are included in gross income in the latest of-
(1)	the calendar year in which the plan termination occurs;

(2)	the first calendar year in which the lump sum payment is no longer subject to a substantial risk of forfeiture; or

(3)	the first calendar year in which the payment is administratively practicable.
b)	The plan termination is made within the thirty (30) days preceding or the twelve months following a Change of Control, as defined in Section 2.05.

c)	Additional Conditions
(1)	The corporation also terminates all the other non-account balance plans that apply to the affected participants that are subject to U.S. Internal Revenue Code Section 409A;

(2)	The plan termination does not occur proximate to a downturn in the financial health of the Corporation or its successor;

(3)	The lump sum payments provided in Section 17.02 are not made until at least twelve months after all the actions required to terminate the Plan have been taken and are made within twenty-four months after such actions have been taken;

(4)	The Corporation or its successor does not establish a new non-account balance plan that is subject to U.S. Internal Revenue Code Section 409A at any time within three years after the date all actions are taken to terminate this Plan;

(5)	The Corporation satisfies any other conditions that may be prescribed by the Commissioner of the Internal Revenue in this regard that is prescribed in generally applicable guidance that is published in the Internal Revenue Bulletin.

Appendix A
List of Participating Subsidiaries or Associated Companies
Abitibi-Consolidated Corp. (formerly Donohue Industries Inc.)
Abitibi Consolidated Sales Corporation
Augusta Newsprint Corporation
Alabama River Pulp Company, Inc.

A-1

Appendix B
Additional Credited Service or Credited Service
for periods otherwise not covered in this SERP

Participants	Additional Credited Service	Credited Service Date
Larry Stanley	—	1/1/1984

John Weaver	5.00 years	N/A

Darryl Wharton	Earns one additional year of	N/A
service per year beginning
January 1, 2003 to a maximum
of 5 additional years.

Richard Zgol	5.00 years	N/A

B-1

Appendix C
Executive Employee who held an MSBA and elected to convert his defined benefit entitlement under the prior Abitibi-Price Inc. Registered Pension Plan to a defined contribution entitlement on January 1, 1996
Robert Collez

C-1

     Appendix D
Formula for calculating the interest rate assumption under Section 2.12 for lump sum benefit payments made after May 6, 2007
     The interest rate shall be the average of adjusted yields for 10-year and 30-year U.S. Treasury Bonds. The adjustments to each yield shall include:
(1)	an annualization rate;

(2)	a gross-up of five-tenths percent (0.50%);

(3)	a gross-up of the longest Treasury Bond yield of the difference between the two yields; and

(4)	a rounding of the blended yield to the nearest twenty-five one hundredths of a percent (0.25%).
     This interest rate assumption shall be calculated as of the last business day of each calendar year to be used in the immediately following calendar year.
     An example of this assumed interest rate, based on December 29, 2006 Treasury Bond interest rates, adjusted as described above to make the methodology for determining this assumed interest rate similar to the methodology used for Canadian SERP purposes, is set forth below:

	10 Years	30 Years
U.S. Treasury Bond Rates:	4.704%	4.811%
Annualization:	0.055%	0.058%

	4.759%	4.869%
First Gross Up*	0.500%	0.500%

	5.259%	5.369%
Second Gross Up*	0.000%	0.055%

	5.259%	5.424%

Average	5.289	%**

Rounded	5.250%

*	The two gross up adjustments are intended to make the methodology for determining this assumed interest rate similar to the methodology used for Canadian SERP purposes.

**	The average interest rate is a weighted average of the resulting adjusted rates with gross up. The weighting is determined so the weighted modified duration of the pre-adjusted Treasury yields results in a modified duration similar to the weighted modified duration of the underlying Canadian yields used for Canadian SERP purposes.

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